UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Mid Cap Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

OTC-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
American Tower Corp., “A”	1.8%
Goodrich Corp.	1.7%
VeriSign, Inc.	1.6%
MICROS Systems, Inc.	1.6%
Mead Johnson Nutrition Co., “A”	1.6%
Newfield Exploration Co.	1.5%
MasterCard, Inc., “A”	1.5%
Discovery Communications, Inc., “A”	1.4%
AMETEK, Inc.	1.4%
Cognizant Technology Solutions Corp., “A”	1.3%

Equity sectors
Technology	19.3%
Health Care	12.7%
Special Products & Services	9.7%
Industrial Goods & Services	9.4%
Leisure	8.5%
Energy	6.7%
Retailing	6.0%
Financial Services	5.4%
Consumer Staples	5.2%
Utilities & Communications	4.4%
Basic Materials	3.8%
Transportation	3.0%
Autos & Housing	1.9%

Percentages are based on net assets as of 8/31/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2010, Class A shares of the MFS Mid Cap Growth Fund (the “fund”) provided a total return of 12.84%, at net asset value. This compares with a return of 11.58% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Management Review – continued

Contributors to Performance

Stock selection in the technology sector was a key driver for positive performance relative to the Russell Midcap Growth Index. Here, the fund’s timing of ownership in shares of internet software services provider Akamai Technologies boosted relative returns. Shares of Akamai Technologies soared as the company reported increased margins and better-than-expected financial results on the back of accelerated growth in High Definition videos and cloud computing opportunities. Other contributors within the technology sector included internet communications device maker Acme Packet (b), business intelligence software company MicroStrategy (b), information systems provider MICROS Systems, and digital products manufacturer ARM Holdings (b).

Stock selection in the special products and services sector was another positive factor for relative returns. Not owning for-profit education company Apollo Group benefited relative results as this stock significantly underperformed the benchmark.

Stock selection in the utilities and communications sector also helped relative performance. Broadcast and communication tower management company American Tower (b) was the fund’s leading relative contributor over the reporting period. The stock price of American Tower rose as the company reported better-than-expected financial results during the reporting period, coupled with better-than-anticipated projected earnings for fiscal year 2010 and an accelerated pace in share buybacks.

Elsewhere, the fund’s timing of ownership in shares of hotel chain operator Starwood Hotels (h) and industrial, medical, and specialty gases distributor Airgas (h) aided relative results. Holdings of power tools manufacturer Black & Decker (b)(h) also positively affected relative returns.

Detractors from Performance

Stock selection in the health care sector held back relative performance. Medical device maker St. Jude Medical (b)(h) was among the fund’s top detractors. Shares of St. Jude Medical fell as the company lowered earnings expectations during the early part of the reporting period. The company cited a reduction in hospital inventories of pacermakers and implantable cardioverter defibrillators, driven by the weak economy and healthcare reform, as a reason for the shortfall.

Stock selection in the transportation sector also had a negative impact on relative results; however, no individual stocks within this sector were among the fund’s top relative detractors for the reporting period.

Stocks in other sectors that detracted from relative performance included slot machine manufacturer International Game Technology, for-profit education company DeVry, independent oil and gas company Ultra Petroleum, office

Management Review – continued

products retailer Staples (b), and publishing software maker Adobe Systems (b). Although Adobe Systems reported strong quarterly results and a solid outlook, we believe that concerns surrounding Apple Computer’s reluctance to use Adobe Flash Player in their products weighed on the company’s stock price. The fund’s timing of ownership in shares of offshore oil and gas services provider Oceaneering International (h), and not owning strong-performing customer information software manager salesforce.com and enterprise storage and data management software company NetApp, also detracted from relative results.

The fund’s cash position was a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. The most significant impacts occurred during the second half of the reporting period, when equity markets increased, as measured by the fund’s benchmark. Holding cash in up markets can hurt performance versus the benchmark, which has no cash position.

Respectfully,

David DeGroff Portfolio Manager	Eric Fischman Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/10

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	12.84%	(4.32)%	(7.78)%	N/A
B	12/01/93	12.03%	(5.05)%	(8.47)%	N/A
C	8/01/94	12.13%	(5.03)%	(8.46)%	N/A
I	1/02/97	13.16%	(4.10)%	(7.54)%	N/A
R1	4/01/05	12.07%	(5.09)%	N/A	(3.60)%
R2	10/31/03	12.66%	(4.62)%	N/A	(1.32)%
R3	4/01/05	12.90%	(4.38)%	N/A	(2.89)%
R4	4/01/05	13.25%	(4.16)%	N/A	(2.66)%
529A	7/31/02	12.78%	(4.58)%	N/A	2.04%
529B	7/31/02	12.04%	(5.21)%	N/A	1.35%
529C	7/31/02	11.94%	(5.22)%	N/A	1.36%
Comparative benchmark
Russell Midcap Growth Index (f)		11.58%	0.80%	(2.50)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.35%	(5.45)%	(8.32)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		8.03%	(5.44)%	(8.47)%	N/A
C With CDSC (1% for 12 months) (x)		11.13%	(5.03)%	(8.46)%	N/A
529A With Initial Sales Charge (5.75%)		6.30%	(5.70)%	N/A	1.29%
529B With CDSC (Declining over six years from 4% to 0%) (x)		8.04%	(5.59)%	N/A	1.35%
529C With CDSC (1% for 12 months) (x)		10.94%	(5.22)%	N/A	1.36%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
A	Actual	1.32%	$1,000.00	$983.43	$6.60
	Hypothetical (h)	1.32%	$1,000.00	$1,018.55	$6.72
B	Actual	2.07%	$1,000.00	$978.98	$10.33
	Hypothetical (h)	2.07%	$1,000.00	$1,014.77	$10.51
C	Actual	2.07%	$1,000.00	$980.03	$10.33
	Hypothetical (h)	2.07%	$1,000.00	$1,014.77	$10.51
I	Actual	1.07%	$1,000.00	$983.85	$5.35
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
R1	Actual	2.07%	$1,000.00	$978.92	$10.33
	Hypothetical (h)	2.07%	$1,000.00	$1,014.77	$10.51
R2	Actual	1.57%	$1,000.00	$983.00	$7.85
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
R3	Actual	1.32%	$1,000.00	$983.36	$6.60
	Hypothetical (h)	1.32%	$1,000.00	$1,018.55	$6.72
R4	Actual	1.07%	$1,000.00	$984.91	$5.35
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
529A	Actual	1.42%	$1,000.00	$981.69	$7.09
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
529B	Actual	2.17%	$1,000.00	$978.66	$10.82
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
529C	Actual	2.17%	$1,000.00	$978.19	$10.82
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.0%
Issuer	Shares/Par	Value ($)

Aerospace - 2.5%
Goodrich Corp.	179,030	$12,259,972
Moog, Inc., “A” (a)	39,500	1,232,400
Rockwell Collins, Inc.	87,380	4,712,403

		$18,204,775
Airlines - 0.5%
Copa Holdings S.A., “A”	73,190	$3,570,208

Apparel Manufacturers - 0.4%
Phillips-Van Heusen Corp.	67,300	$3,074,264

Biotechnology - 2.1%
Alexion Pharmaceuticals, Inc. (a)	163,570	$9,236,798
Gen-Probe, Inc. (a)	86,530	3,896,446
Human Genome Sciences, Inc. (a)	64,530	1,877,178

		$15,010,422
Broadcasting - 1.6%
Discovery Communications, Inc., “A” (a)	267,980	$10,116,245
Scripps Networks Interactive, Inc., “A”	29,100	1,169,238

		$11,285,483
Brokerage & Asset Managers - 2.9%
Affiliated Managers Group, Inc. (a)	123,000	$7,897,830
BM&F Bovespa S.A.	320,500	2,335,886
Evercore Partners, Inc.	59,980	1,468,910
GFI Group, Inc.	445,680	1,996,646
IntercontinentalExchange, Inc. (a)	51,510	4,922,296
Lazard Ltd.	64,670	2,021,584

		$20,643,152
Business Services - 6.9%
Cognizant Technology Solutions Corp., “A” (a)	162,980	$9,388,463
Concur Technologies, Inc. (a)	166,670	7,795,156
Constant Contact, Inc. (a)	140,040	2,481,509
CoStar Group, Inc. (a)	145,100	5,988,277
Gartner, Inc. (a)	53,900	1,545,852
MasterCard, Inc., “A”	53,140	10,540,850

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Ultimate Software Group, Inc. (a)	27,150	$893,778
Verisk Analytics, Inc., “A” (a)	289,060	8,041,649
Visa, Inc., “A”	47,340	3,265,513

		$49,941,047
Chemicals - 1.1%
Ecolab, Inc.	164,360	$7,790,664

Computer Software - 8.6%
Adobe Systems, Inc. (a)	233,740	$6,488,622
Akamai Technologies, Inc. (a)	167,280	7,706,590
ANSYS, Inc. (a)	70,320	2,727,010
Autodesk, Inc. (a)	324,750	9,011,813
Autonomy Corp. PLC (a)	219,480	5,251,046
Blackboard, Inc. (a)	114,950	3,803,696
MicroStrategy, Inc., “A” (a)	58,490	4,558,126
Parametric Technology Corp. (a)	348,830	5,947,552
SuccessFactors, Inc. (a)	225,250	4,752,775
VeriSign, Inc. (a)	404,530	11,783,959

		$62,031,189
Computer Software - Systems - 1.6%
MICROS Systems, Inc. (a)	295,100	$11,243,310

Construction - 1.9%
NVR, Inc. (a)	3,970	$2,398,515
Sherwin-Williams Co.	87,800	6,179,364
Stanley Black & Decker, Inc.	89,975	4,826,259

		$13,404,138
Consumer Products - 2.1%
Church & Dwight Co., Inc.	107,350	$6,573,041
Hypermarcas S.A. (a)	247,000	3,253,016
Natura Cosmeticos S.A.	214,110	5,156,927

		$14,982,984
Consumer Services - 2.8%
Anhanguera Educacional Participacoes S.A., IEU	231,200	$3,896,666
Capella Education Co. (a)	44,296	2,772,044
DeVry, Inc.	155,190	5,914,291
Monster Worldwide, Inc. (a)	289,860	3,197,156
Sotheby’s	160,860	4,280,485

		$20,060,642

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - 1.3%
Ball Corp.	107,530	$6,030,282
Owens-Illinois, Inc. (a)	120,070	3,008,954

		$9,039,236
Electrical Equipment - 3.3%
AMETEK, Inc.	228,190	$9,809,888
Danaher Corp.	221,630	8,051,818
Mettler-Toledo International, Inc. (a)	18,520	2,048,127
Sensata Technologies Holding B.V. (a)	93,210	1,572,453
Tyco Electronics Ltd.	100,113	2,454,771

		$23,937,057
Electronics - 5.4%
ARM Holdings PLC	1,013,700	$5,702,497
Dolby Laboratories, Inc., “A” (a)	81,340	4,507,863
First Solar, Inc. (a)	7,300	933,305
Hittite Microwave Corp. (a)	76,324	3,247,586
Linear Technology Corp.	269,700	7,726,905
Microchip Technology, Inc.	316,470	8,763,054
NetLogic Microsystems, Inc. (a)	55,070	1,329,941
PMC-Sierra, Inc. (a)	474,750	3,285,270
Silicon Laboratories, Inc. (a)	80,620	3,074,847

		$38,571,268
Energy - Independent - 4.1%
Concho Resources, Inc. (a)	38,580	$2,253,844
EXCO Resources, Inc.	280,710	3,775,550
Newfield Exploration Co. (a)	229,830	11,034,138
QEP Resources, Inc.	52,800	1,532,784
Ultra Petroleum Corp. (a)	173,540	6,769,795
Whiting Petroleum Corp. (a)	46,920	3,980,693

		$29,346,804
Entertainment - 0.7%
DreamWorks Animation, Inc., “A” (a)	165,760	$4,911,469

Food & Beverages - 3.1%
Dr Pepper Snapple Group, Inc.	138,710	$5,107,302
Green Mountain Coffee Roasters, Inc. (a)	103,810	3,199,424
J.M. Smucker Co.	45,303	2,649,319
Mead Johnson Nutrition Co., “A”	214,380	11,188,492

		$22,144,537

Portfolio of Investments - continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Gaming & Lodging - 2.2%
Home Inns & Hotels Management, Inc., ADR (a)	22,200	$931,512
International Game Technology	171,960	2,510,616
Las Vegas Sands Corp. (a)	313,440	8,879,755
Royal Caribbean Cruises Ltd. (a)	144,188	3,541,257

		$15,863,140
General Merchandise - 0.7%
Dollar General Corp. (a)	190,230	$5,195,181

Insurance - 0.9%
Allied World Assurance Co. Holdings Ltd.	53,030	$2,671,121
Aspen Insurance Holdings Ltd.	146,130	4,150,092

		$6,821,213
Internet - 0.3%
OpenTable, Inc. (a)	45,250	$2,411,825

Leisure & Toys - 0.8%
Hasbro, Inc.	151,170	$6,101,221

Machinery & Tools - 3.3%
Bucyrus International, Inc.	126,230	$7,256,963
Cummins, Inc.	60,430	4,496,596
Flowserve Corp.	73,080	6,531,890
Kennametal, Inc.	216,370	5,452,524

		$23,737,973
Medical & Health Technology & Services - 5.6%
Cerner Corp. (a)	90,300	$6,578,355
Diagnosticos da America S.A.	717,300	7,515,058
Express Scripts, Inc. (a)	62,962	2,682,181
IDEXX Laboratories, Inc. (a)	114,810	6,345,549
MEDNAX, Inc. (a)	102,590	4,754,021
Patterson Cos., Inc.	274,100	6,931,989
Stericycle, Inc. (a)	78,860	5,165,330

		$39,972,483
Medical Equipment - 4.5%
C.R. Bard, Inc.	70,780	$5,438,027
DENTSPLY International, Inc.	231,130	6,430,037
Edwards Lifesciences Corp. (a)	144,590	8,324,046
ResMed, Inc. (a)	222,200	6,697,108
Sonova Holding AG	14,069	1,800,111

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Thoratec Corp. (a)	124,350	$4,004,070

		$32,693,399
Metals & Mining - 0.7%
Teck Resources Ltd., “B”	147,170	$4,912,535

Natural Gas - Distribution - 0.4%
EQT Corp.	55,440	$1,807,344
Questar Corp.	52,800	859,584

		$2,666,928
Network & Telecom - 3.4%
Acme Packet, Inc. (a)	238,240	$8,004,864
F5 Networks, Inc. (a)	100,380	8,776,223
Fortinet, Inc. (a)	122,660	2,501,037
Polycom, Inc. (a)	110,400	3,144,192
Tellabs, Inc.	321,430	2,282,153

		$24,708,469
Oil Services - 2.6%
Cameron International Corp. (a)	108,484	$3,990,042
Dresser-Rand Group, Inc. (a)	252,770	8,978,390
Schlumberger Ltd.	114,745	6,119,332

		$19,087,764
Other Banks & Diversified Financials - 1.6%
Associated Banc-Corp.	207,310	$2,500,159
Cathay General Bancorp, Inc.	206,800	1,983,212
Marshall & Ilsley Corp.	359,540	2,354,987
People’s United Financial, Inc.	104,770	1,332,674
TCF Financial Corp.	134,770	1,924,516
Zions Bancorporation	70,620	1,301,527

		$11,397,075
Pharmaceuticals - 0.5%
Genomma Lab Internacional S.A., “B” (a)	1,835,700	$3,375,338

Pollution Control - 0.3%
Waste Connections, Inc. (a)	56,900	$2,147,975

Printing & Publishing - 2.2%
Lamar Advertising Co., “A” (a)	91,700	$2,403,457
Moody’s Corp.	160,290	3,388,531

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Printing & Publishing - continued
MSCI, Inc., “A” (a)	305,360	$9,130,264
VistaPrint Ltd. (a)	36,680	1,125,342

		$16,047,594
Restaurants - 1.0%
P.F. Chang’s China Bistro, Inc.	168,410	$7,209,632

Specialty Chemicals - 0.7%
Albemarle Corp.	129,340	$5,185,241

Specialty Stores - 4.9%
Abercrombie & Fitch Co., “A”	146,490	$5,068,554
Dick’s Sporting Goods, Inc. (a)	240,320	5,880,630
J. Crew Group, Inc. (a)	81,310	2,479,142
Limited Brands, Inc.	383,240	9,044,464
Ross Stores, Inc.	60,960	3,025,445
Staples, Inc.	297,260	5,282,310
Tiffany & Co.	54,078	2,143,111
Urban Outfitters, Inc. (a)	70,070	2,124,522

		$35,048,178
Telecommunications - Wireless - 1.1%
NII Holdings, Inc. (a)	90,800	$3,291,500
SBA Communications Corp. (a)	94,310	3,376,298
Vivo Participacoes S.A., ADR	65,660	1,575,840

		$8,243,638
Telephone Services - 2.5%
American Tower Corp., “A” (a)	281,900	$13,209,834
Virgin Media, Inc.	227,460	4,733,443

		$17,943,277
Trucking - 2.5%
Expeditors International of Washington, Inc.	171,720	$6,798,395
J.B. Hunt Transport Services, Inc.	80,420	2,632,951
Landstar System, Inc.	196,250	7,061,075
Werner Enterprises, Inc.	59,140	1,179,252

		$17,671,673
Utilities - Electric Power - 0.4%
CMS Energy Corp.	157,360	$2,753,800
Total Common Stocks (Identified Cost, $630,620,115)		$690,388,201

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Money Market Funds (v) - 4.0%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	28,789,387	$28,789,387
Total Investments (Identified Cost, $659,409,502)		$719,177,588

Other Assets, Less Liabilities - (0.0)%		(296,131)
Net Assets - 100.0%		$718,881,457

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IEU	International Equity Unit
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $630,620,115)	$690,388,201
Underlying funds, at cost and value	28,789,387
Total investments, at value (identified cost, $659,409,502)	$719,177,588
Receivables for
Investments sold	8,684,898
Fund shares sold	319,355
Interest and dividends	515,378
Other assets	2,029
Total assets	$728,699,248
Liabilities
Payables for
Investments purchased	$8,939,863
Fund shares reacquired	421,754
Payable to affiliates
Investment adviser	29,853
Shareholder servicing costs	316,398
Distribution and service fees	5,706
Administrative services fee	615
Program manager fees	7
Payable for independent Trustees’ compensation	42,102
Accrued expenses and other liabilities	61,493
Total liabilities	$9,817,791
Net assets	$718,881,457
Net assets consist of
Paid-in capital	$2,020,111,922
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	59,765,747
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,360,955,727)
Accumulated net investment loss	(40,485)
Net assets	$718,881,457
Shares of beneficial interest outstanding	100,039,921

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$167,815,946	23,562,830	$7.12
Class B	29,392,038	4,506,843	6.52
Class C	26,724,327	4,191,731	6.38
Class I	486,162,023	66,493,205	7.31
Class R1	1,811,314	278,646	6.50
Class R2	4,143,021	597,366	6.94
Class R3	1,478,199	208,575	7.09
Class R4	158,932	22,134	7.18
Class 529A	685,147	98,269	6.97
Class 529B	271,482	42,271	6.42
Class 529C	239,028	38,051	6.28
Shares	outstanding are rounded for presentation purposes.
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $7.55 [100 / 94.25 x $7.12] and $7.40 [100 / 94.25 x $6.97], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net Investment loss
Income
Dividends	$5,390,575
Interest	100,137
Dividends from underlying funds	40,450
Foreign taxes withheld	(10,517)
Total investment income	$5,520,645
Expenses
Management fee	$5,599,016
Distribution and service fees	1,177,579
Program manager fees	1,146
Shareholder servicing costs	1,957,642
Administrative services fee	117,975
Independent Trustees’ compensation	31,601
Custodian fee	128,582
Shareholder communications	89,460
Auditing fees	47,271
Legal fees	12,921
Miscellaneous	150,740
Total expenses	$9,313,933
Reduction of expenses by investment adviser	(3,904)
Net expenses	$9,310,029
Net investment loss	$(3,789,384)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$83,295,880
Foreign currency transactions	(872,113)
Net realized gain (loss) on investments and foreign currency transactions	$82,423,767
Change in unrealized appreciation (depreciation)
Investments	$11,807,365
Translation of assets and liabilities in foreign currencies	(2,339)
Net unrealized gain (loss) on investments and foreign currency translation	$11,805,026
Net realized and unrealized gain (loss) on investments and foreign currency	$94,228,793
Change in net assets from operations	$90,439,409

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment loss	$(3,789,384)	$(2,175,292)
Net realized gain (loss) on investments and foreign currency transactions	82,423,767	(411,284,853)
Net unrealized gain (loss) on investments and foreign currency translation	11,805,026	89,882,954
Change in net assets from operations	$90,439,409	$(323,577,191)
Change in net assets from fund share transactions	$(67,463,876)	$(22,481,387)
Total change in net assets	$22,975,533	$(346,058,578)
Net assets
At beginning of period	695,905,924	1,041,964,502
At end of period (including accumulated net investment loss of $40,485 and $42,750, respectively)	$718,881,457	$695,905,924

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$6.31	$9.21	$10.20	$8.59		$8.88
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.02)	$(0.04)	$0.00	(w)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	(2.88)	(0.95)	1.61		(0.22)
Total from investment operations	$0.81	$(2.90)	$(0.99)	$1.61		$(0.29)
Net asset value, end of period	$7.12	$6.31	$9.21	$10.20		$8.59
Total return (%) (r)(s)(t)	12.84	(31.49)	(9.71)	18.74		(3.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.42	1.31	1.24		1.29
Expenses after expense reductions (f)	1.34	1.42	1.31	1.24		1.29
Net investment income (loss)	(0.60)	(0.38)	(0.39)	0.00	(w)	(0.73)
Portfolio turnover	78	141	86	91		122
Net assets at end of period (000 omitted)	$167,816	$155,565	$295,672	$386,013		$515,048

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.82	$8.56	$9.56	$8.10	$8.45
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.06)	$(0.11)	$(0.07)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	0.79	(2.68)	(0.89)	1.53	(0.22)
Total from investment operations	$0.70	$(2.74)	$(1.00)	$1.46	$(0.35)
Net asset value, end of period	$6.52	$5.82	$8.56	$9.56	$8.10
Total return (%) (r)(s)(t)	12.03	(32.01)	(10.46)	18.02	(4.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.18	2.06	1.99	2.04
Expenses after expense reductions (f)	2.09	2.18	2.06	1.99	2.04
Net investment loss	(1.37)	(1.11)	(1.14)	(0.75)	(1.48)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$29,392	$46,214	$124,124	$213,884	$271,832

Class C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.69	$8.36	$9.34	$7.92	$8.26
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.06)	$(0.10)	$(0.07)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.78	(2.61)	(0.88)	1.49	(0.22)
Total from investment operations	$0.69	$(2.67)	$(0.98)	$1.42	$(0.34)
Net asset value, end of period	$6.38	$5.69	$8.36	$9.34	$7.92
Total return (%) (r)(s)(t)	12.13	(31.94)	(10.49)	17.93	(4.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.17	2.06	1.99	2.04
Expenses after expense reductions (f)	2.09	2.17	2.06	1.99	2.04
Net investment loss	(1.35)	(1.12)	(1.14)	(0.76)	(1.48)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$26,724	$26,786	$47,725	$66,281	$80,563

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.46	$9.40	$10.40	$8.73	$9.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$(0.01)	$0.02	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.88	(2.93)	(0.99)	1.65	(0.24)
Total from investment operations	$0.85	$(2.94)	$(1.00)	$1.67	$(0.28)
Net asset value, end of period	$7.31	$6.46	$9.40	$10.40	$8.73
Total return (%) (r)(s)	13.16	(31.28)	(9.62)	19.13	(3.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.17	1.06	0.99	1.04
Expenses after expense reductions (f)	1.09	1.17	1.06	0.99	1.04
Net investment income (loss)	(0.35)	(0.13)	(0.13)	0.19	(0.46)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$486,162	$458,652	$546,398	$602,429	$485,841

Class R1	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.80	$8.53	$9.53	$8.09	$8.44
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.06)	$(0.11)	$(0.08)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	0.79	(2.67)	(0.89)	1.52	(0.21)
Total from investment operations	$0.70	$(2.73)	$(1.00)	$1.44	$(0.35)
Net asset value, end of period	$6.50	$5.80	$8.53	$9.53	$8.09
Total return (%) (r)(s)	12.07	(32.00)	(10.49)	17.80	(4.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.17	2.11	2.13	2.24
Expenses after expense reductions (f)	2.09	2.17	2.11	2.08	2.14
Net investment loss	(1.35)	(1.13)	(1.17)	(0.94)	(1.57)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$1,811	$1,844	$2,632	$1,366	$430

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.16	$9.01	$10.02	$8.46	$8.79
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.03)	$(0.06)	$(0.05)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	(2.82)	(0.95)	1.61	(0.23)
Total from investment operations	$0.78	$(2.85)	$(1.01)	$1.56	$(0.33)
Net asset value, end of period	$6.94	$6.16	$9.01	$10.02	$8.46
Total return (%) (r)(s)	12.66	(31.63)	(10.08)	18.44	(3.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.67	1.60	1.69	1.79
Expenses after expense reductions (f)	1.59	1.67	1.60	1.63	1.69
Net investment loss	(0.85)	(0.61)	(0.65)	(0.47)	(1.10)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$4,143	$4,233	$7,216	$3,594	$2,185

Class R3	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.28	$9.17	$10.17	$8.57	$8.87
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.02)	$(0.04)	$(0.02)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	(2.87)	(0.96)	1.62	(0.23)
Total from investment operations	$0.81	$(2.89)	$(1.00)	$1.60	$(0.30)
Net asset value, end of period	$7.09	$6.28	$9.17	$10.17	$8.57
Total return (%) (r)(s)	12.90	(31.52)	(9.83)	18.67	(3.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.43	1.36	1.39	1.43
Expenses after expense reductions (f)	1.34	1.42	1.36	1.39	1.43
Net investment loss	(0.61)	(0.39)	(0.44)	(0.16)	(0.79)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$1,478	$1,544	$2,732	$1,929	$1,899

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.34	$9.24	$10.24	$8.60	$8.88
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$(0.02)	$0.02	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.87	(2.89)	(0.98)	1.62	(0.23)
Total from investment operations	$0.84	$(2.90)	$(1.00)	$1.64	$(0.28)
Net asset value, end of period	$7.18	$6.34	$9.24	$10.24	$8.60
Total return (%) (r)(s)	13.25	(31.39)	(9.77)	19.07	(3.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.12	1.10	1.09	1.14
Expenses after expense reductions (f)	1.09	1.11	1.10	1.09	1.14
Net investment income (loss)	(0.35)	(0.07)	(0.19)	0.16	(0.54)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$159	$136	$14,351	$30,102	$38,641

Class 529A	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.18	$9.04	$10.05	$8.49	$8.81
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.03)	$(0.06)	$(0.04)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	(2.83)	(0.95)	1.60	(0.22)
Total from investment operations	$0.79	$(2.86)	$(1.01)	$1.56	$(0.32)
Net asset value, end of period	$6.97	$6.18	$9.04	$10.05	$8.49
Total return (%) (r)(s)(t)	12.78	(31.64)	(10.05)	18.37	(3.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.57	1.60	1.59	1.64
Expenses after expense reductions (f)	1.44	1.56	1.60	1.59	1.64
Net investment loss	(0.69)	(0.52)	(0.67)	(0.40)	(1.06)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$685	$507	$665	$771	$667

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.73	$8.45	$9.45	$8.03	$8.39
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.07)	$(0.12)	$(0.09)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	0.78	(2.65)	(0.88)	1.51	(0.21)
Total from investment operations	$0.69	$(2.72)	$(1.00)	$1.42	$(0.36)
Net asset value, end of period	$6.42	$5.73	$8.45	$9.45	$8.03
Total return (%) (r)(s)(t)	12.04	(32.19)	(10.58)	17.68	(4.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.25	2.25	2.23	2.29
Expenses after expense reductions (f)	2.19	2.25	2.25	2.23	2.28
Net investment loss	(1.44)	(1.27)	(1.32)	(1.03)	(1.71)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$271	$219	$170	$199	$185

Class 529C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.61	$8.26	$9.24	$7.85	$8.21
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.06)	$(0.12)	$(0.08)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(2.59)	(0.86)	1.47	(0.22)
Total from investment operations	$0.67	$(2.65)	$(0.98)	$1.39	$(0.36)
Net asset value, end of period	$6.28	$5.61	$8.26	$9.24	$7.85
Total return (%) (r)(s)(t)	11.94	(32.08)	(10.61)	17.71	(4.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.27	2.25	2.24	2.29
Expenses after expense reductions (f)	2.19	2.27	2.25	2.24	2.29
Net investment loss	(1.45)	(1.24)	(1.32)	(0.94)	(1.71)
Portfolio turnover	78	141	86	91	122
Net assets at end of period (000 omitted)	$239	$205	$281	$257	$350

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and 0.01%, respectively.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Fund (the fund) is a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and

Notes to Financial Statements – continued

considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$690,388,201	$—	$—	$690,388,201
Mutual Funds	28,789,387	—	—	28,789,387
Total Investments	$719,177,588	$—	$—	$719,177,588

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On

Notes to Financial Statements – continued

loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended August 31, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses.

The fund declared no distributions for the years ended August 31, 2010 and August 31, 2009.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$ 659,505,557
Gross appreciation	95,053,993
Gross depreciation	(35,381,962)
Net unrealized appreciation (depreciation)	$59,672,031
Capital loss carryforwards	(1,360,859,672)
Other temporary differences	(42,824)

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$(1,032,909,538)
8/31/17	(87,885,883)
8/31/18	(240,064,251)
$(1,360,859,672)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Average daily net assets in excess of $3 billion	0.70%

The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective January 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $21,793 and $847 for the year ended August 31, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$433,648
Class B	0.75%	0.25%	1.00%	1.00%	404,512
Class C	0.75%	0.25%	1.00%	1.00%	286,756
Class R1	0.75%	0.25%	1.00%	1.00%	19,484
Class R2	0.25%	0.25%	0.50%	0.50%	22,492
Class R3	—	0.25%	0.25%	0.25%	4,024
Class 529A	—	0.25%	0.25%	0.25%	1,600
Class 529B	0.75%	0.25%	1.00%	1.00%	2,700
Class 529C	0.75%	0.25%	1.00%	1.00%	2,363
Total Distribution and Service Fees					$1,177,579

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

Amount
Class A	$15,446
Class B	38,597
Class C	1,409
Class 529B	—
Class 529C	29

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2010, were as follows:

Amount
Class 529A	$640
Class 529B	270
Class 529C	236
Total Program Manager Fees	$1,146

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $581,034, which equated to 0.0778% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to

Notes to Financial Statements – continued

affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $637,875.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2010, these costs for the fund amounted to $738,733 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $2,015 and the Retirement Deferral plan resulted in an expense of $6,603. Both amounts

Notes to Financial Statements – continued

are included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $42,007 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,406 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,904, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $553,678,224 and $631,230,869, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,935,111	$36,087,083	10,421,531	$55,818,209
Class B	477,274	3,175,575	730,791	3,677,819
Class C	395,197	2,585,255	472,239	2,361,325
Class I	4,838,526	36,045,698	32,596,788	170,904,957
Class R1	55,842	365,134	91,594	462,779
Class R2	135,746	951,768	195,483	1,053,648
Class R3	60,178	434,406	172,733	839,035
Class R4	670	4,856	16,569	80,091
Class 529A	26,975	192,023	18,215	94,639
Class 529B	4,896	31,761	21,267	108,725
Class 529C	8,376	53,949	5,035	23,132
	10,938,791	$79,927,508	44,742,245	$235,424,359
Shares reacquired
Class A	(6,041,562)	$(43,465,528)	(17,871,376)	$(103,134,250)
Class B	(3,913,799)	(26,166,093)	(7,290,824)	(37,194,641)
Class C	(913,222)	(5,917,174)	(1,467,842)	(7,350,122)
Class I	(9,371,892)	(68,800,238)	(19,682,846)	(94,861,695)
Class R1	(95,221)	(639,642)	(82,180)	(416,556)
Class R2	(225,918)	(1,575,325)	(308,919)	(1,667,839)
Class R3	(97,633)	(698,234)	(224,727)	(1,217,190)
Class R4	(34)	(239)	(1,548,385)	(11,981,847)
Class 529A	(10,764)	(77,740)	(9,686)	(53,151)
Class 529B	(892)	(5,870)	(3,132)	(16,820)
Class 529C	(6,957)	(45,301)	(2,433)	(11,635)
	(20,677,894)	$(147,391,384)	(48,492,350)	$(257,905,746)
Net change
Class A	(1,106,451)	$(7,378,445)	(7,449,845)	$(47,316,041)
Class B	(3,436,525)	(22,990,518)	(6,560,033)	(33,516,822)
Class C	(518,025)	(3,331,919)	(995,603)	(4,988,797)
Class I	(4,533,366)	(32,754,540)	12,913,942	76,043,262
Class R1	(39,379)	(274,508)	9,414	46,223
Class R2	(90,172)	(623,557)	(113,436)	(614,191)
Class R3	(37,455)	(263,828)	(51,994)	(378,155)
Class R4	636	4,617	(1,531,816)	(11,901,756)
Class 529A	16,211	114,283	8,529	41,488
Class 529B	4,004	25,891	18,135	91,905
Class 529C	1,419	8,648	2,602	11,497
	(9,739,103)	$(67,463,876)	(3,750,105)	$(22,481,387)

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2020 Fund , the MFS Conservative Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Growth Allocation Fund were the owners of record of approximately 1%, 6%, 13%, 20%, and 26%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $9,649 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,504,002	185,421,803	(176,136,418)	28,789,387

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$40,450	$28,789,387

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the portfolios comprising MFS Series Trust IV) (the “Fund”) as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 18, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
David DeGroff Eric Fischman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of portfolio managers in November 2008. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of

Board Review of Investment Advisory Agreement – continued

the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Money Market Fund

MFS® Government Money Market Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

MCM-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS MONEY MARKET FUND

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	5.1%
A-1	94.9%
Not Rated	0.0%
Cash & Other (o)	0.0%

Maturity breakdown (u)
0 - 7 days	35.4%
8 - 29 days	27.2%
30 - 59 days	10.2%
60 - 89 days	13.0%
90 - 366 days	14.2%
Other Assets Less Liabilities (o)	0.0%

MFS GOVERNMENT MONEY MARKET FUND

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	1.7%
A-1	98.3%
Not Rated	0.0%
Cash & Other (o)	0.0%

Maturity breakdown (u)
0 - 7 days	52.0%
8 - 29 days	6.7%
30 - 59 days	16.0%
60 - 89 days	11.1%
90 - 366 days	14.2%
Other Assets Less Liabilities (o)	0.0%

2

Portfolio Composition – continued

(a)	The composition table shows the percentage of portfolio assets falling within each rating category. Included in each rating category are short-term debt securities, the ratings of which are based on the short-term credit quality ratings of the securities’ issuers. For repurchase agreements, the credit quality is based on the short-term rating of the counterparty with which MFS trades the repurchase agreement. Each short-term debt security is assigned a rating in accordance with the following ratings hierarchy: If the issuer is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Cash and other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are converted to the S&P scale and are subject to change.
(o)	Less than 0.1%.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of 8/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MARKET ENVIRONMENT

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

4

PERFORMANCE SUMMARY THROUGH 8/31/10

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although each fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Money Market Fund	MFS Government Money Market Fund
Inception: 12/19/75	Inception: 2/26/82
1-Year Total Return (without sales charge): 0.00% (w)	1-Year Total Return (without sales charge): 0.01%
Current 7-day yield: 0.00% (w)	Current 7-day yield: 0.00% (w)

(w)	Percentage amount was less than 0.01%.

Yields quoted are based on the latest seven days ended as of August 31, 2010, with dividends annualized. The yield quotations more closely reflect the current earnings of the funds than the total return quotations. Shares of the funds can be purchased at net asset value without a sales charge. Certain shares of each fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

5

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2010 through August 31, 2010

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

Expense Table – continued

MFS Money Market Fund	Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
Actual	0.29%	$1,000.00	$1,000.00	$1.46
Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48

MFS Government Money Market Fund	Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
Actual	0.20%	$1,000.00	$1,000.00	$1.01
Hypothetical (h)	0.20%	$1,000.00	$1,024.20	$1.02

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

7

PORTFOLIOS OF INVESTMENTS

8/31/10

These Portfolios of Investments are a complete list of all securities owned by your fund. They are categorized by broad-based asset classes.

MFS MONEY MARKET FUND

Certificates of Deposit - 3.6%

Issuer	Shares/Par	Value ($)
Major Banks - 3.6%
Abbey National Treasury Services PLC (US Branch), 0.45%, due 9/24/10	$15,450,000	$15,450,000
BNP Paribas/New York Branch, 0.69%, due 1/14/11	3,130,000	3,130,000
Total Certificates of Deposit, at Amortized Cost and Value		$18,580,000

Commercial Paper (y) - 50.7%
Automotive - 2.2%
Toyota Motor Credit Corp., 0.24%, due 10/29/10	$11,004,000	$10,999,745

Conglomerates - 3.0%
United Technologies Corp., 0.18%, due 9/22/10 (t)	$15,204,000	$15,202,404

Consumer Products - 3.0%
Procter & Gamble Co., 0.23%, due 12/16/10 (t)	$15,176,000	$15,165,722

Electronics - 2.4%
Emerson Electric Co., 0.2%, due 9/21/10 (t)	$10,120,000	$10,118,876
Emerson Electric Co., 0.21%, due 9/22/10 (t)	2,036,000	2,035,751

		$12,154,627
Financial Institutions - 2.0%
General Electric Capital Corp., 0.2%, due 9/17/10	$10,117,000	$10,116,101

Food & Beverages - 1.3%
Coca-Cola Co., 0.21%, due 9/16/10 (t)	$2,011,000	$2,010,824
Pepsico, Inc., 0.19%, due 9/17/10 (t)	4,500,000	4,499,620

		$6,510,444
Major Banks - 18.8%
ANZ National (International) Ltd., 0.4%, due 10/13/10	$4,123,000	$4,121,076
ANZ National (International) Ltd., 0.42%, due 9/24/10	11,632,000	11,628,879
Bank of America Corp., 0.41%, due 10/12/10	15,667,000	15,659,684
BNP Paribas Finance, Inc., 0.29%, due 11/24/10	12,109,000	12,100,804
Goldman Sachs Group, Inc., 0.2%, due 10/01/10	5,667,000	5,666,056
JPMorgan Chase & Co., 0.26%, due 9/16/10	8,932,000	8,931,032
JPMorgan Chase & Co., 0.27%, due 9/13/10	6,710,000	6,709,396

8

Portfolios of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper (y) - continued
Major Banks - continued
Toronto Dominion Holdings (USA), Inc., 0.3%, due 11/15/10 (t)	$15,667,000	$15,657,208
Westpac Banking Corp., 0.24%, due 11/10/10 (t)	15,226,000	15,218,895

		$95,693,030
Medical Equipment - 2.0%
Merck & Co., Inc., 0.21%, due 9/10/10 (t)	$10,216,000	$10,215,464

Network & Telecom - 0.3%
AT&T, Inc., 0.2%, due 9/07/10 (t)	$1,654,000	$1,653,945

Other Banks & Diversified Financials - 11.1%
Bank of Nova Scotia, 0.2%, due 9/10/10	$2,230,000	$2,229,889
Bank of Nova Scotia, 0.275%, due 11/08/10	13,000,000	12,993,247
Citigroup Funding, Inc., 0.42%, due 10/21/10	15,227,000	15,218,118
Rabobank USA Financial Corp., 0.26%, due 11/15/10	10,263,000	10,257,441
UBS Finance Delaware LLC, 0.53%, due 9/22/10	15,865,000	15,860,095

		$56,558,790
Retailers - 3.0%
Wal-Mart Stores, Inc., 0.18%, due 9/13/10 (t)	$15,203,000	$15,202,088

Tobacco - 1.6%
Philip Morris International, Inc., 0.23%, due 9/27/10 (t)	$8,170,000	$8,168,643
Total Commercial Paper, at Amortized Cost and Value		$257,641,003

U.S. Government Agencies and Equivalents (y) - 26.1%
Fannie Mae, 0.25%, due 9/01/10	$17,000,000	$17,000,000
Fannie Mae, 0.26%, due 9/01/10	16,800,000	16,800,000
Fannie Mae, 0.27%, due 9/01/10	4,450,000	4,450,000
Fannie Mae, 0.27%, due 9/08/10	2,360,000	2,359,876
Fannie Mae, 0.21%, due 2/09/11	15,200,000	15,185,725
Fannie Mae, 0.2%, due 2/22/11	15,220,000	15,205,287
Federal Home Loan Bank, 0.19%, due 9/03/10	4,417,000	4,416,953
Freddie Mac, 0.23%, due 9/01/10	17,200,000	17,200,000
Freddie Mac, 0.25%, due 9/02/10	17,000,000	16,999,882
Freddie Mac, 0.185%, due 12/09/10	9,000,000	8,995,421
Freddie Mac, 0.3%, due 4/26/11	14,400,000	14,371,560
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$132,984,704

9

Portfolios of Investments – continued

Floating Rate Demand Notes - 3.4%
Issuer	Shares/Par	Value ($)

East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.20%, due 9/1/10	8,700,000	$8,700,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.20%, due 9/1/10	8,400,000	8,400,000
Total Floating Rate Demand Notes, at Amortized Cost and Value		$17,100,000

Repurchase Agreements - 16.2%
Bank of America Corp., 0.24%, dated 8/31/10, due 9/01/10, total to be received $50,857,339 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $51,874,339 in a jointly traded account)	$50,857,000	$50,857,000
Goldman Sachs, 0.24%, dated 8/31/10, due 9/01/10, total to be received $31,478,210 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $32,107,576 in a jointly traded account)	31,478,000	31,478,000
Total Repurchase Agreements, at Cost and Value		$82,335,000
Total Investments, at Amortized Cost and Value		$508,640,707

Other Assets, Less Liabilities - (0.0)%		(74,554)
Net Assets - 100.0%		$508,566,153

10

Portfolios of Investments – continued

MFS GOVERNMENT MONEY MARKET FUND

U.S. Government Agencies and Equivalents (y) - 65.9%
Issuer	Shares/Par	Value ($)

Fannie Mae, 0.25%, due 9/01/10	$900,000	$900,000
Fannie Mae, 0.19%, due 10/18/10	300,000	299,926
Fannie Mae, 0.2%, due 10/25/10	505,000	504,849
Fannie Mae, 0.2%, due 11/01/10	700,000	699,763
Fannie Mae, 0.175%, due 11/15/10	700,000	699,745
Fannie Mae, 0.21%, due 11/16/10	500,000	499,778
Fannie Mae, 0.21%, due 2/09/11	700,000	699,343
Fannie Mae, 0.2%, due 2/22/11	700,000	699,323
Farmer Mac, 0.195%, due 10/21/10	400,000	399,892
Federal Home Loan Bank, 0.185%, due 9/01/10	722,000	722,000
Federal Home Loan Bank, 0.13%, due 9/03/10	587,000	586,996
Federal Home Loan Bank, 0.19%, due 9/09/10	200,000	199,990
Federal Home Loan Bank, 0.165%, due 10/27/10	700,000	699,820
Federal Home Loan Bank, 0.165%, due 11/03/10	700,000	699,798
Freddie Mac, 0.23%, due 9/01/10	900,000	900,000
Freddie Mac, 0.19%, due 9/02/10	180,000	179,999
Freddie Mac, 0.225%, due 9/02/10	900,000	899,994
Freddie Mac, 0.18%, due 9/14/10	483,000	482,969
Freddie Mac, 0.25%, due 9/14/10	800,000	799,928
Freddie Mac, 0.205%, due 9/21/10	100,000	99,989
Freddie Mac, 0.185%, due 10/13/10	720,000	719,845
Freddie Mac, 0.23%, due 10/13/10	420,000	419,887
Freddie Mac, 0.17%, due 10/20/10	700,000	699,838
Freddie Mac, 0.19%, due 12/06/10	700,000	699,645
Freddie Mac, 0.25%, due 1/10/11	500,000	499,545
Freddie Mac, 0.3%, due 4/26/11	720,000	718,578
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$15,431,440

Repurchase Agreements - 34.1%
Bank of America Corp., 0.24%, dated 8/31/10, due 9/01/10, total to be received $4,681,031 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $4,774,638 in a jointly traded account)	$4,681,000	$4,681,000

11

Portfolios of Investments – continued

Issuer	Shares/Par	Value ($)

Repurchase Agreements - continued
Goldman Sachs, 0.24%, dated 8/31/10, due 9/01/10, total to be received $3,297,022 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $3,362,942 in a jointly traded account)	$3,297,000	$3,297,000
Total Repurchase Agreements, at Cost and Value		$7,978,000
Total Investments, at Amortized Cost and Value		$23,409,440

Other Assets, Less Liabilities - (0.0)%		(4,125)
Net Assets - 100.0%		$23,405,315

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Portfolio Footnotes and Notes to Financial Statements

12

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 8/31/10

These statements represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

MFS MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$426,305,707
Repurchase agreements, at cost and value	82,335,000
Total investments, at amortized cost and value	$508,640,707
Cash	391
Receivables for
Fund shares sold	1,428,534
Interest	12,700
Other assets	1,381
Total assets	$510,083,713
Liabilities
Payables for
Fund shares reacquired	$1,337,100
Payable to affiliates
Investment adviser	6,509
Shareholder servicing costs	138,983
Administrative services fee	448
Payable for independent Trustees’ compensation	26,012
Accrued expenses and other liabilities	8,508
Total liabilities	$1,517,560
Net assets	$508,566,153
Net assets consist of
Paid-in capital	$509,146,483
Accumulated net realized gain (loss) on investments	(554,330)
Accumulated distributions in excess of net investment income	(26,000)
Net assets	$508,566,153
Shares of beneficial interest outstanding	509,148,289
Net asset value per share (net assets of $508,566,153 / 509,148,289 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

13

Statements of Assets and Liabilities – continued

MFS GOVERNMENT MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$15,431,440
Repurchase agreements, at cost and value	7,978,000
Total investments, at amortized cost and value	$23,409,440
Cash	300
Receivables for
Interest	53
Receivable from investment adviser	8,473
Other assets	104
Total assets	$23,418,370
Liabilities
Payables for
Fund shares reacquired	$2,496
Payable to affiliates
Investment adviser	33
Shareholder servicing costs	5,207
Administrative services fee	96
Payable for independent Trustees’ compensation	4,261
Accrued expenses and other liabilities	962
Total liabilities	$13,055
Net assets	$23,405,315
Net assets consist of
Paid-in capital	$23,409,574
Accumulated distributions in excess of net investment income	(4,259)
Net assets	$23,405,315
Shares of beneficial interest outstanding	23,410,313
Net asset value per share (net assets of $23,405,315 / 23,410,313 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 8/31/10

These statements describe how much each fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by each fund’s operations.

MFS MONEY MARKET FUND

Interest income	$1,526,862
Expenses
Management fee	$2,284,435
Shareholder servicing costs	962,046
Administrative services fee	92,474
Independent Trustees’ compensation	30,698
Custodian fee	56,845
Shareholder communications	38,725
Auditing fees	32,644
Legal fees	9,419
Miscellaneous	90,219
Total expenses	$3,597,505
Fees paid indirectly	(53,943)
Reduction of expenses by investment adviser	(2,016,700)
Net expenses	$1,526,862
Net investment income	$0
Net realized gain (loss) on investment transactions	$1,098
Change in net assets from operations	$1,098

See Notes to Financial Statements

15

Statements of Operations – continued

MFS GOVERNMENT MONEY MARKET FUND

Interest income	$56,709
Expenses
Management fee	$119,663
Shareholder servicing costs	27,668
Administrative services fee	17,502
Independent Trustees’ compensation	4,342
Custodian fee	7,328
Shareholder communications	5,259
Auditing fees	27,661
Legal fees	411
Registration fees	18,462
Miscellaneous	8,098
Total expenses	$236,394
Fees paid indirectly	(2,525)
Reduction of expenses by investment adviser	(177,160)
Net expenses	$56,709
Net investment income	$0

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS MONEY MARKET FUND

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment income	$0	$4,910,954
Net realized gain (loss) on investments	1,098	(422,794)
Change in net assets from operations	$1,098	$4,488,160
Distributions declared to shareholders
From net investment income	$(29,740)	$(4,910,954)
From tax return of capital	(360)	—
Total distributions declared to shareholders	$(30,100)	$(4,910,954)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	242,579,073	607,124,517
Net asset value of shares issued to shareholders in reinvestment of distributions	28,886	4,608,923
Cost of shares reacquired	(397,996,495)	(1,207,395,601)
Change in net assets from fund share transactions	$(155,388,536)	$(595,662,161)
Total change in net assets	$(155,417,538)	$(596,084,955)
Net assets
At beginning of period	663,983,691	1,260,068,646
At end of period (including accumulated distributions in excess of net investment income of $26,000 and $0, respectively)	$508,566,153	$663,983,691

See Notes to Financial Statements

17

Statements of Changes in Net Assets – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment income	$0	$221,249
Distributions declared to shareholders
From net investment income	$(4,890)	$(221,249)
From tax return of capital	(110)	—
Total distributions declared to shareholders	$(5,000)	$(221,249)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	500	136,536,888
Net asset value of shares issued to shareholders in reinvestment of distributions	4,451	185,897
Cost of shares reacquired	(16,007,667)	(152,693,290)
Change in net assets from fund share transactions	$(16,002,716)	$(15,970,505)
Total change in net assets	$(16,007,716)	$(15,970,505)
Net assets
At beginning of period	39,413,031	55,383,536
At end of period (including accumulated distributions in excess of net investment income of $4,259 and $0, respectively)	$23,405,315	$39,413,031

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

MFS MONEY MARKET FUND

	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.01		$0.04	$0.05		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.01)		—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$(0.00	)(w)	$0.04	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.04)	$(0.05)		$(0.04)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	(0.00	)(w)	(0.00	)(w)	(0.04)	(0.05)		(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.41		3.57	5.16		4.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63		0.68		0.63	0.61		0.68
Expenses after expense reductions (f)	0.28		0.40		0.35	0.32		0.37
Net investment income	0.00		0.50		3.51	5.03		4.28
Net assets at end of period (000 omitted)	$508,566		$663,984		$1,260,069	$1,239,472		$941,685

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 or percentage amount was less than 0.01%.

See Notes to Financial Statements

19

Financial Highlights – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	(w)	$0.03	$0.05	$0.04
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)	$(0.04)
From tax return of capital	(0.00	)(w)	—		—	—	—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)	$(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.01		0.26		2.87	4.79	3.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79		0.69		0.94	0.94	1.10
Expenses after expense reductions (f)	0.20		0.33		0.59	0.59	0.75
Net investment income	0.00		0.27		2.59	4.68	3.78
Net assets at end of period (000 omitted)	$23,405		$39,413		$55,384	$27,279	$22,057

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the funds’ Statements of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the funds are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the funds’ assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The funds’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

21

Notes to Financial Statements – continued

assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the funds’ assets or liabilities:

Investments at Value–Short Term Securities	Level 1	Level 2	Level 3	Total
MFS Money Market Fund	$—	$508,640,707	$—	$508,640,707
MFS Government Money Market Fund	$—	$23,409,440	$—	$23,409,440

For further information regarding security characteristics, see the Portfolios of Investments.

Repurchase Agreements – Each fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by each fund in the accompanying financial statements.

22

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income, expenses, or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to the timing of recognition of certain expenses.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Money Market Fund		Government Money Market Fund
	8/31/10	8/31/09	8/31/10	8/31/09
Ordinary income (including any short-term capital gains)	$29,740	$4,910,954	$4,890	$221,249
Tax return of capital (b)	360	—	110	—
Total distributions	$30,100	$4,910,954	$5,000	$221,249

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10	Money Market Fund	Government Money Market Fund
Cost of investments	$508,640,707	$23,409,440
Capital loss carryforwards	$(554,330)	$—
Other temporary differences	(26,000)	(4,259)

23

Notes to Financial Statements – continued

As of August 31, 2010, the MFS Money Market Fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$(7,231)
8/31/13	(151)
8/31/15	(35)
8/31/16	(124,119)
8/31/17	(422,794)
$(554,330)

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds.

Each fund’s management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

During the year ended August 31, 2010, MFS voluntarily waived receipt of $2,013,713 and $119,663 of MFS Money Market Fund’s and MFS Government Money Market Fund’s management fees, respectively, to ensure that the funds avoid a negative yield. For the year ended August 31, 2010, this voluntary waiver had the effect of reducing the management fees by 0.35% and 0.40% of average daily net assets on an annualized basis for the MFS Money Market Fund and MFS Government Money Market Fund, respectively. The management fees incurred for the year ended August 31, 2010 were equivalent to an annual effective rate of 0.05% and 0.00% of average daily net assets for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

To avoid a negative yield for the year ended August 31, 2010, MFS voluntarily agreed to reduce certain other expenses for MFS Government Money Market Fund in the amount of $57,342 which is shown as a reduction of total expenses in the Statement of Operations.

Distributor – Certain shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges imposed during the year ended August 31, 2010 for the MFS Money Market Fund and MFS Government Money Market Fund were $5,821 and $0, respectively.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net

24

Notes to Financial Statements – continued

assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended August 31, 2010, the fees were $431,036 and $11,677, which equated to 0.0755% and 0.0390% annually of each fund’s average daily net assets for MFS Money Market Fund and MFS Government Money Market Fund, respectively. MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $531,010 and $15,991 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0162% and 0.0585% of each fund’s average daily net assets for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of the funds who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the funds had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $5,198 and $1,127 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and is included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $26,000 and $4,259 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statements of Assets and Liabilities.

25

Notes to Financial Statements – continued

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the funds to Tarantino LLC and Griffin Compliance LLC were $6,431 and $372 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in miscellaneous expense on the Statements of Operations. MFS has agreed to reimburse the funds for a portion of the payments made by the funds in the amount of $2,987 and $155 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, which is shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, were as follows:

	Purchases	Sales
MFS Money Market Fund	$8,690,195,384	$8,768,503,503
MFS Government Money Market Fund	$71,863,447	$85,499,000

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

Effective at the close of business on February 27, 2009, the sale of MFS Money Market Fund shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

Effective at the close of business on January 16, 2009, the sale of MFS Government Money Market Fund shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve

26

Notes to Financial Statements – continued

funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the funds’ commitment fees were $7,891 and $458 and interest expenses were $0 and $0 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and is included in miscellaneous expense on the Statements of Operations.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the portfolios comprising MFS Series Trust IV) (the “Funds”) as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Money Market Fund and MFS Government Money Market Fund as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 18, 2010

28

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

29

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

30

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

31

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

32

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

33

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Edward O’Dette

34

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients,

35

Board Review of Investment Advisory Agreement – continued

(iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s share class in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s share class was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s share class was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because

36

Board Review of Investment Advisory Agreement – continued

of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s share class as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

37

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

38

Board Review of Investment Advisory Agreement – continued

MFS Government Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding

39

Board Review of Investment Advisory Agreement – continued

MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s share class in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s share class was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s share class was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

40

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s share class as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

41

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

42

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

Each fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

43

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2010 and 2009, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Government Money Market Fund	23,358	22,915
MFS Mid Cap Growth Fund	39,886	39,120
MFS Money Market Fund	28,341	27,801

Total	91,585	89,836

For the fiscal years ended August 31, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Government Money Market Fund	0	0	3,402	3,335	1,382	1,068
To MFS Mid Cap Growth Fund	0	0	5,986	5,869	1,382	1,068
To MFS Money Market Fund	0	0	3,403	3,336	1,382	1,068

Total fees billed by Deloitte To above Funds:	0	0	12,791	12,540	4,146	3,204
To MFS and MFS Related Entities of MFS Government Money Market Fund*	1,164,377	1,210,192	0	0	0	178,392
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	1,164,377	1,210,192	0	0	0	178,392
To MFS and MFS Related Entities of MFS Money Market Fund*	1,164,377	1,210,192	0	0	0	178,392

Aggregate fees for non-audit services:

	2010	2009
To MFS Government Money Market Fund, MFS and MFS Related Entities#	1,475,986	1,488,937
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	1,478,570	1,491,471
To MFS Money Market Fund, MFS and MFS Related Entities#	1,475,987	1,488,938

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: October 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: October 18, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 18, 2010

*	Print name and title of each signing officer under his or her signature.